SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 28, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated March 28, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On March 28, 2002, NTL Incorporated issued a media release announcing that the suspension and delisting of its common stock from the New York Stock Exchange would have no effect on business operations and customer services.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:  Richard J. Lubasch
                                              Title: Executive Vice President -
                                                      General Counsel


Dated: March 28, 2002

                                  EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated March 28, 2002

                                                                    Exhibit 99.1
NTL LOGO

Media Release

March 28, 2002


   NTL ANNOUNCES THAT SUSPENSION AND DELISTING FROM NEW YORK STOCK EXCHANGE
        WILL HAVE NO EFFECT ON BUSINESS OPERATIONS AND CUSTOMER SERVICES

New York, March 28, 2002 - As announced by the New York Stock Exchange earlier today, the shares of common stock of NTL Incorporated (NASDAQ Europe: NTL Inc) have been suspended from trading on the NYSE and thus will not reopen on that exchange. The NYSE indicated that it intends to delist NTL's common stock following this suspension. However, the Company announced that this event is not expected to have any effect on business operations or customer service. Yesterday, the Company announced that it had achieved record EBITDA for the 4th quarter of 2001 and that it had surpassed its goals for digital and broadband subscribers and EBITDA for the quarter and year ended December 31, 2001. As previously announced, the Company does not currently meet the continued listing criteria of the NYSE requiring a minimum closing share price exceeding $1 and a minimum market capitalization of $100 million each for thirty consecutive days. The NYSE's announcement indicated that today's decision was based primarily upon our current stock price and these deficiencies. The Company expects that the shares will commence trading on the Over the Counter Bulletin Board ("OTC BB") in the United States in due course and will trade at such time under the new symbol "NTLD". The Company will provide additional information to investors if and when available.


                                      # # #

More on NTL:

o As announced on January 31, NTL has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers.

o In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Home now serves around 3 million residential customers.

o NTL Business is a (pound)600 million operation and customers include Royal Bank of Scotland, Tesco, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

o NTL Broadcast has a 47-year history in broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters. With over 2300 towers and other radio sites across the UK, NTL also provides a full range of wireless solutions for the mobile communications industry.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "plan," "will," "expects," "projects," "positioned," "strategy," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: the ability of the Company to continue as a going concern, the ability of the Company to obtain trade credit and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; general economic and business conditions, technological developments, the Company's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions, as well as assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, the impact of restructuring and integration actions, the impact of new business opportunities requiring significant up-front investment and interest rate and currency exchange rate fluctuations. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

Media:
Steve Lipin/Tim Payne, Brunswick, +1 212-333-3810

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations, 07788 978 199
Mike Smith/Jonathan Glass, Brunswick, +44 207 404 5959

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144,
  or via e-mail at investorrelations@ntl.comMedia Release